UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported):

November 2, 2009

GRAHAM PACKAGING HOLDINGS COMPANY

(Exact name of registrant as specified in its charter)

Pennsylvania	333-53603-03	23-2553000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Pleasant Valley Road

York, Pennsylvania 17402

(717) 849-8500

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 8.01.	Other Events

Graham Packaging Holdings Company (the “Company”) is filing this Current Report on Form 8-K to update financial statements included in the Company’s previously filed Annual Report on Form 10-K for the year ended December 31, 2008 (“2008 10-K”) to describe the Company’s contemplated initial public offering, to describe the calculation of the Company’s earnings per unit, to update the status of a previously pending transaction with Hicks Acquisition Company I, Inc. and to present the restated consolidated statements of operations and related notes to the consolidated financial statements to reflect the discontinued operations of a subsidiary to be disposed of. More detailed descriptions of these updates are set forth on Exhibit 99.1 hereto.

Except as provided above, all other information in the Company’s 2008 10-K has not been updated for events or developments that occurred subsequent to its filing with the U.S. Securities and Exchange Commission. For developments since the filing of the 2008 10-K, please refer to the Company’s Quarterly Reports on Form 10-Q for the three months ended March 31, 2009, the six months ended June 30, 2009 and the nine months ended September 30, 2009 and the Company’s Current Reports on Form 8-K filed since the filing of the 2008 10-K.

FORWARD LOOKING STATEMENTS

Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the Company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning the Company’s possible or assumed future results of operations. These statements often include words such as “approximate,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about the Company’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company’s control. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements. Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made in this report.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

99.1	Revised Financial Information and Disclosures for the Year Ended December 31, 2008.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

GRAHAM PACKAGING HOLDINGS COMPANY

Date: November 3, 2009	By:	/s/ WILLIAM E. HENNESSEY
	Name:	William E. Hennessey
	Title:	Vice President and Corporate Controller

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